UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)    May 7, 2007
                                                      -----------------

                         CYCLE COUNTRY ACCESSORIES CORP.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

         NEVADA                      001-31715             42-1523809
----------------------------      ----------------     ---------------------
(State or other jurisdiction      (Commission File         (IRS Employer
 of incorporation)                   Number)           Identification Number)


                      1701 38th Ave. West, Spencer, Iowa 51301
        ---------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code    (712) 262-4191

                                                      --------------





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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORTION OR BYLAWS;
           CHANGE IN FISCAL YEAR

On August 8, 2006, the Securities and Exchange Commission (SEC) approved new Amex listing standards setting forth Direct Registration System (DRS) eligibility requirements. To comply with these requirements, on May 7, 2007, the board of directors (the "Board") of Cycle Country Accessories Corp. (the "Company") amended and restated the Company's bylaws (the "Amended Bylaws") effective as of such date. The amendments to the bylaws were made to update the prior bylaws ("Prior Bylaws") in order to more fully describe the Company's fiscal year end and to provide for the issuance of uncertificated shares of the Company and thereby enable the Company to comply with Amex Rule 778 and
Section 135 of the Amex Company Guide(collectively, the "Direct Registration Rule"), which are identical to the listing standards of the New York Stock Exchange, NASDAQ and several regional exchanges, and which require virtually all securities (including the Company's Common Stock) to be eligible for DRS on and after January 1, 2008 in order to qualify for initial and continued listing on the Amex. A direct registration program allows for book-entry ownership of stock or other securities. Shares are owned, recorded and transferred electronically without issuance of physical stock certificates, which enables investors and broker-dealers to effect transactions without the risks and delays associated with transferring physical certificates. Because the Company's Prior Bylaws provided that each shareholder was entitled to a physical stock certificate, the Company's Board determined that, in order to confirm compliance with the Direct Registration Rule, it was appropriate to amend the Prior Bylaws to provide the Company the authority to issue uncertificated shares.

The following is a description of the material differences between the Amended Bylaws and the Prior Bylaws:

1. Section 6.1 of the Prior Bylaws was deleted and replaced with new Section
6.1 in the Amended Bylaws.

2. The Company may now issue stock in either certificated (ie, physical) or uncertificated form.

3. The Amended Bylaws continue to provide that transfer of certificated shares shall only occur upon surrender of the certificate duly endorsed.

4. Section 7.1 was deleted and replaced with new Section 7.1 of the Amended Bylaws.

     The above summary is qualified in its entirety by reference to the full text of the Company's Amended Bylaws, a copy of which is attached as Exhibit
3.3 to this Current Report on Form 8-K. The full text of the Amended Bylaws is incorporated herein by reference.



ITEM 8.01 OTHER EVENTS.

The Company's Board has scheduled the Company's Annual Meeting of
Stockholders, which will be held on Tuesday, June 26, 2007 at Village West Resort & Conference Center, Spirit Lake, Iowa, beginning at 5:30 p.m., local time.




ITEM 9.01 EXHIBITS



3.3 Amended and Restated Bylaws

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CYCLE COUNTRY ACCESSORIES CORP.

                                     Date   May 9, 2007
                                     ------------------------------
                                     By: /s/ Randy J. Kempf
                                         --------------------------
                                             Randy J. Kempf
                                             Principal Executive Officer
                                             and President






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